Exhibit 99.1
Press Release
FOR IMMEDIATE RELEASE

SGH REPORTS FOURTH QUARTER AND
FULL YEAR FISCAL 2022 FINANCIAL RESULTS
Achieved Record Net Sales and Record Gross Margins in Full Year Fiscal 2022
Milpitas, Calif. – October 4, 2022 – SMART Global Holdings, Inc. (“SGH”or the “Company”) (NASDAQ: SGH) today reported financial results for the fourth quarter and full year fiscal 2022. Per share measures for all periods reflect the effect of the February 2022 two-for-one share split.
Fiscal 2022 Highlights
•Net sales of $1.82 billion, up 21% versus fiscal 2021
•GAAP gross margin of 24.9%, up 440 basis points versus fiscal 2021
•Non-GAAP gross margin of 25.9%, up 370 basis points versus fiscal 2021
•GAAP EPS of $1.22 versus GAAP EPS of $0.41 for fiscal 2021
•Non-GAAP EPS of $3.62 versus non-GAAP EPS of $2.61 for fiscal 2021
•Repurchased 2.63 million shares for $50.0 million in cash
Fourth Quarter Fiscal 2022 Highlights
•Net sales of $438 million, down 6% versus the year-ago quarter
•GAAP gross margin of 23.7%, down 150 basis points versus the year-ago quarter
•Non-GAAP gross margin of 24.6%, down 180 basis points versus the year-ago quarter
•GAAP EPS of $0.40 versus $0.39 in the year-ago quarter
•Non-GAAP EPS of $0.80 versus $1.08 in the year-ago quarter
•Repurchased 2.18 million shares for $39.8 million in cash
“SGH delivered solid operating performance in the fourth quarter of fiscal 2022, capping off a record year of revenue, gross margins, adjusted EBITDA and non-GAAP earnings per share, as we continue our transformation into a diversified and growth-oriented company,” commented CEO Mark Adams. “As we enter fiscal 2023, we remain focused on execution as we manage through macroeconomic uncertainties. As evidenced by our acquisition of Stratus Technologies, we continue to invest in our future, and with multiple secular growth trends, we are positioned to drive attractive long-term returns for our shareholders.”

Annual Financial Results

	GAAP (1)		Non-GAAP (2)
(in millions, except per share amounts)	FY22	FY21	FY22	FY21
Net sales	$1,819.4	$1,501.1	$1,819.4	$1,501.1
Gross profit	453.2	308.4	470.7	332.6
Operating income	114.5	55.2	227.6	160.8
Net income attributable to SGH	66.6	21.3	190.2	132.2
Diluted earnings per share (3)	$1.22	$0.41	$3.62	$2.61
Quarterly Financial Results

	GAAP (1)			Non-GAAP (2)
(in millions, except per share amounts)	Q4 FY22	Q3 FY22	Q4 FY21	Q4 FY22	Q3 FY22	Q4 FY21
Net sales	$437.7	$462.5	$467.7	$437.7	$462.5	$467.7
Gross profit	103.8	114.5	117.8	107.8	118.9	123.6
Operating income	27.6	35.3	31.7	46.8	54.3	66.6
Net income attributable to SGH	20.0	24.1	20.7	40.4	45.9	55.1
Diluted earnings per share (3)	$0.40	$0.44	$0.39	$0.80	$0.87	$1.08
(1)GAAP represents U.S. Generally Accepted Accounting Principles.
(2)Non-GAAP represents GAAP excluding the impact of certain activities. Further information regarding our use of non-GAAP measures and reconciliations between GAAP and non-GAAP measures is included within this press release.
(3)Diluted earnings per share reflect the impact of the share dividend paid in February 2022.
Business Outlook
As of October 4, 2022, SGH is providing the following financial outlook for its first quarter of fiscal 2023:

	GAAP Outlook	Adjustments		Non-GAAP Outlook
Net sales	$425 to $475 million	—		$425 to $475 million
Gross margin	24.5% to 26.5%	1%	(A)	25.5% to 27.5%
Diluted earnings per share	$0.14 +/- $0.15	$0.46	(A)(B)(C)	$0.60 +/- $0.15
Diluted shares	51 million	—		51 million

Non-GAAP adjustments (in millions)
(A) Share-based compensation and amortization of acquisition-related intangibles included in cost of sales	$4
(B) Share-based compensation and amortization of acquisition-related intangibles included in R&D and SG&A	11
(C) Amortization of debt discount and other costs	8
$23
Our outlook incorporates the effects of the Company’s recent acquisition of Stratus Technologies, Inc. (“Stratus”). However, the Company has not completed its assessment of the provisional fair values of the assets and liabilities, and therefore, our GAAP outlook does not reflect the impact of any differences between the carrying values and fair values of Stratus’ assets or liabilities, including the impact of amortization of any identifiable intangible assets.

Fourth Quarter Fiscal 2022 Earnings Conference Call and Webcast Details
SGH will hold a conference call and webcast to discuss the fourth quarter and full year fiscal 2022 results and related matters at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time) on Tuesday, October 4, 2022. Interested parties may access the call by dialing +1-844-200-6205 in the U.S. or +1-929-526-1599 from international locations using access code 284484. The webcast link is located on the SGH Investor Relations section of the website at https://sghcorp.com. We will also post the presentation to our website prior to the call.
Shortly after the conclusion of the conference call, a replay of the audio webcast will be available on the SGH Investor Relations website for approximately seven days.
Use of Forward-Looking Statements
This press release contains, and statements made during the above-referenced conference call will contain, “forward-looking statements,” including, among other things, statements regarding future events and the future financial performance of SGH (including the business outlook for the next fiscal quarter) and statements regarding growth drivers in SGH’s industries and markets. These forward-looking statements are based on current expectations and preliminary assumptions that are subject to factors and uncertainties that could cause actual results to differ materially from those described in these forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and other factors, many of which are outside SGH’s control, including, among others: issues, delays or complications in integrating the operations of Stratus; global business and economic conditions and growth trends in technology industries, our customer markets and various geographic regions; uncertainties in the geopolitical environment; uncertainties in the global macroeconomic environment; disruptions in our operations or our supply chain as a result of COVID-19 pandemic or otherwise; changes in trade regulations or adverse developments in international trade relations and agreements; changes in currency exchange rates; overall information technology spending; appropriations for government spending; the success of our strategic initiatives including additional investments in new products and additional capacity; acquisitions of companies or technologies, the failure to successfully integrate and operate them, or customers’ negative reactions to them; limitations on, or changes in the availability of, supply of materials and components; fluctuations in material costs; the temporary or volatile nature of pricing trends in memory or elsewhere; deterioration in customer relationships; production or manufacturing difficulties; competitive factors; technological changes; difficulties with, or delays in, the introduction of new products; slowing or contraction of growth in the memory market in Brazil or in the LED market; reduction in or termination of incentives for local manufacturing in Brazil; changes to applicable tax regimes or rates; prices for the end products of our customers; strikes or labor disputes; deterioration in or loss of relations with any of our limited number of key vendors; the inability to maintain or expand government business; and other factors and risks detailed in SGH’s filings with the U.S. Securities and Exchange Commission, which include SGH’s most recent reports on Form 8-K, Form 10-K and Form 10-Q, including SGH’s future filings.
Such factors and risks as outlined above and in such filings do not constitute all factors and risks that could cause actual results of SGH to be materially different from our forward-looking statements. Accordingly, investors are cautioned not to place undue reliance on any forward-looking statements. These forward-looking statements are made as of today, and SGH does not intend, and has no obligation, to update or revise any forward-looking statements in order to reflect events or circumstances that may arise after the date of this press release, except as required by law.
Statement Regarding Use of Non-GAAP Financial Measures
SGH management uses non-GAAP measures to supplement SGH’s financial results under GAAP. Management uses these measures to analyze its operations and make decisions as to future operational plans and believes that this supplemental non-GAAP information is useful to investors in analyzing and assessing the Company’s past and future operating performance. These non-GAAP measures exclude certain items, such as share-based compensation expense, amortization of acquisition-related intangible assets (consisting of amortization of developed technology, customer relationships, trademarks/trade names and backlog acquired in connection with business combinations), acquisition-related inventory adjustments, acquisition-related expenses, restructure charges and integration expenses, changes in the fair value of contingent consideration, (gains) losses from changes in currency exchange rates, COVID-19 expenses, amortization of debt discount and other costs and other infrequent or unusual items. While amortization of acquisition-related intangible assets is excluded, the revenues from acquired companies is reflected in our non-GAAP measures and these intangible assets contribute to revenue generation. Management believes the presentation of operating results that exclude certain items provides useful supplemental information to investors and facilitates the analysis of the Company’s core operating results and comparison of operating results across reporting periods. Management also uses adjusted EBITDA, which represents GAAP net income (loss), adjusted for net interest expense, income tax expense, depreciation and amortization expense, share-based compensation expense, acquisition-related inventory adjustments, acquisition-related expenses, restructure charges and integration expenses, changes in the fair value of contingent consideration, COVID-19 expenses and other infrequent or unusual items.
Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP, as they exclude important information about our financial results, as noted above. The presentation of these adjusted amounts varies from amounts presented in accordance with GAAP and therefore may not be comparable to amounts reported by other companies. In addition, adjusted EBITDA does not purport to represent cash flow provided by, or used in, operating activities in accordance with GAAP and should not be used as a measure of liquidity. Investors are encouraged to review the “Reconciliation of GAAP to Non-GAAP Measures” tables below.
About SMART Global Holdings – SGH
At SGH, our companies are united by a drive to raise the bar, execute with discipline and focus on what’s next for the technologies that support and advance the world. Across computing, memory and LED lighting solutions, we build long-term strategic partnerships with our customers.
Backed by a proven leadership team, we operate with excellence around the globe while unlocking new avenues of growth for our business and industry.
Learn more about us at SGHcorp.com.

SMART Global Holdings, Inc.
Consolidated Statements of Operations
(In thousands, except per share amounts)

	Three Months Ended			Year Ended
	Aug 26, 2022	May 27, 2022	Aug 27, 2021	Aug 26, 2022	Aug 27, 2021
Net sales:
Memory Solutions	$209,849	$265,850	$247,282	$975,181	$931,818
Intelligent Platform Solutions	144,730	95,345	97,614	440,986	344,757
LED Solutions	83,118	101,345	122,812	403,185	224,567
Total net sales	437,697	462,540	467,708	1,819,352	1,501,142
Cost of sales	333,854	348,077	349,915	1,366,132	1,192,762
Gross profit	103,843	114,463	117,793	453,220	308,380

Operating expenses:
Research and development	20,607	20,298	16,740	77,356	49,274
Selling, general and administrative	55,635	58,732	53,314	220,031	171,509
Change in fair value of contingent consideration	—	124	16,000	41,324	32,400
Total operating expenses	76,242	79,154	86,054	338,711	253,183
Operating income	27,601	35,309	31,739	114,509	55,197

Non-operating (income) expense:
Interest expense, net	6,491	5,110	5,032	21,169	17,600
Other non-operating (income) expense	1,267	550	(1,563)	4,837	(375)
Total non-operating (income) expense	7,758	5,660	3,469	26,006	17,225
Income before taxes	19,843	29,649	28,270	88,503	37,972

Income tax provision (benefit)	(584)	5,154	6,981	19,911	15,466
Net income	20,427	24,495	21,289	68,592	22,506
Net income attributable to noncontrolling interest	468	382	639	2,035	1,196
Net income attributable to SGH	$19,959	$24,113	$20,650	$66,557	$21,310

Earnings per share:
Basic	$0.41	$0.48	$0.42	$1.35	$0.44
Diluted	$0.40	$0.44	$0.39	$1.22	$0.41

Shares used in per share calculations:
Basic	49,238	50,095	48,605	49,467	48,558
Diluted	50,504	54,998	52,835	54,443	51,584
Earnings per share and shares used in per share calculations reflect the impact of the share dividend.

SMART Global Holdings, Inc.
Reconciliation of GAAP to Non-GAAP Measures
(In thousands)

	Three Months Ended			Year Ended
	Aug 26, 2022	May 27, 2022	Aug 27, 2021	Aug 26, 2022	Aug 27, 2021
GAAP gross profit	$103,843	$114,463	$117,793	$453,220	$308,380
Share-based compensation expense	1,637	1,724	1,786	6,740	4,593
Amortization of acquisition-related intangibles	2,367	2,696	3,997	10,741	8,228
Flow-through of inventory step up	—	—	—	—	7,090
Out of period import tax expense	—	—	—	—	4,345
Non-GAAP gross profit	$107,847	$118,883	$123,576	$470,701	$332,636

GAAP operating expenses	$76,242	$79,154	$86,054	$338,711	$253,183
Share-based compensation expense	(8,187)	(8,823)	(7,224)	(33,379)	(29,284)
Amortization of acquisition-related intangibles	(3,247)	(3,247)	(3,248)	(12,988)	(12,027)
Acquisition and integration expenses	(3,620)	(2,181)	(543)	(7,090)	(5,314)
Change in fair value of contingent consideration	—	(124)	(16,000)	(41,324)	(32,400)
Other	(115)	(168)	(2,052)	(858)	(2,316)
Non-GAAP operating expenses	$61,073	$64,611	$56,987	$243,072	$171,842

GAAP operating income	$27,601	$35,309	$31,739	$114,509	$55,197
Share-based compensation expense	9,824	10,547	9,010	40,119	33,877
Amortization of acquisition-related intangibles	5,614	5,943	7,245	23,729	20,255
Flow-through of inventory step up	—	—	—	—	7,090
Out of period import tax expense	—	—	—	—	4,345
Acquisition and integration expenses	3,620	2,181	543	7,090	5,314
Change in fair value of contingent consideration	—	124	16,000	41,324	32,400
Other	115	168	2,052	858	2,316
Non-GAAP operating income	$46,774	$54,272	$66,589	$227,629	$160,794

GAAP net income attributable to SGH	$19,959	$24,113	$20,650	$66,557	$21,310
Share-based compensation expense	9,824	10,547	9,010	40,119	33,877
Amortization of acquisition-related intangibles	5,614	5,943	7,245	23,729	20,255
Flow-through of inventory step up	—	—	—	—	7,090
Out of period import tax expense	—	—	—	—	4,345
Acquisition and integration expenses	3,620	2,181	543	7,090	5,314
Change in fair value of contingent consideration	—	124	16,000	41,324	32,400
Amortization of debt discount and other costs	2,788	2,705	2,172	9,999	8,419
Loss on extinguishment of debt	—	—	—	653	—
Foreign currency (gains) losses	1,212	641	(476)	4,728	719
Other	114	168	1,051	859	2,054
Estimated tax effects of above and other tax adjustments	(2,696)	(513)	(1,057)	(4,835)	(3,572)
Non-GAAP net income attributable to SGH	$40,435	$45,909	$55,138	$190,223	$132,211

SMART Global Holdings, Inc.
Reconciliation of GAAP to Non-GAAP Measures
(In thousands, except per share amounts)

	Three Months Ended			Year Ended
	Aug 26, 2022	May 27, 2022	Aug 27, 2021	Aug 26, 2022	Aug 27, 2021
Weighted-average shares outstanding - Diluted:
GAAP weighted-average shares outstanding	50,504	54,998	52,835	54,443	51,584
Adjustment for capped calls	—	(2,063)	(1,734)	(1,851)	(897)
Non-GAAP weighted-average shares outstanding	50,504	52,935	51,101	52,592	50,687

Diluted earnings per share:
GAAP diluted earnings per share	$0.40	$0.44	$0.39	$1.22	$0.41
Effect of adjustments	0.40	0.43	0.69	2.40	2.20
Non-GAAP diluted earnings per share	$0.80	$0.87	$1.08	$3.62	$2.61

Net income attributable to SGH	$19,959	$24,113	$20,650	$66,557	$21,310
Interest expense, net	6,491	5,110	5,032	21,169	17,600
Income tax provision (benefit)	(584)	5,154	6,981	19,911	15,466
Depreciation expense and amortization of intangible assets	16,446	16,571	16,643	64,907	49,111
Share-based compensation expense	9,824	10,547	9,010	40,119	33,877
Flow-through of inventory step up	—	—	—	—	7,090
Out of period import tax expense	—	—	—	—	4,345
Acquisition and integration expenses	3,620	2,181	543	7,090	5,314
Change in fair value of contingent consideration	—	124	16,000	41,324	32,400
Other	114	168	1,051	1,512	1,314
Adjusted EBITDA	$55,870	$63,968	$75,910	$262,589	$187,827
Weighted average shares outstanding and diluted earnings per share reflect the impact of the share dividend.

SMART Global Holdings, Inc.
Consolidated Balance Sheets
(In thousands)

As of	August 26, 2022	August 27, 2021
Assets
Cash and cash equivalents	$363,065	$222,986
Accounts receivable, net	410,323	313,393
Inventories	323,084	363,601
Other current assets	55,393	50,838
Total current assets	1,151,865	950,818
Property and equipment, net	153,935	156,266
Operating lease right-of-use assets	77,399	40,869
Intangible assets, net	77,812	101,073
Goodwill	74,009	74,255
Other noncurrent assets	37,044	21,517
Total assets	$1,572,064	$1,344,798

Liabilities and Equity
Accounts payable and accrued expenses	$413,354	$484,107
Current debt	12,025	25,354
Other current liabilities	90,161	74,337
Total current liabilities	515,540	583,798
Long-term debt	591,389	340,484
Noncurrent operating lease liabilities	71,754	32,419
Acquisition-related contingent consideration	—	60,500
Other noncurrent liabilities	14,835	8,673
Total liabilities	1,193,518	1,025,874

Commitments and contingencies

SMART Global Holdings shareholders’ equity:
Ordinary shares	1,586	1,504
Additional paid-in-capital	448,112	396,120
Retained earnings	251,344	184,787
Treasury shares	(107,776)	(50,545)
Accumulated other comprehensive income (loss)	(221,655)	(221,615)
Total SGH shareholders’ equity	371,611	310,251
Noncontrolling interest in subsidiary	6,935	8,673
Total equity	378,546	318,924
Total liabilities and equity	$1,572,064	$1,344,798

SMART Global Holdings, Inc.
Consolidated Statements of Cash Flows
(In thousands)

	Three Months Ended			Year Ended
	August 26, 2022	May 27, 2022	August 27, 2021	August 26, 2022	August 27, 2021
Cash flows from operating activities:
Net income	$20,427	$24,495	$21,289	$68,592	$22,506
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation expense and amortization of intangible assets	16,446	16,571	16,643	64,907	49,111
Amortization of debt discount and issuance costs	2,787	2,706	2,295	10,263	8,798
Share-based compensation expense	9,824	10,547	9,010	40,119	33,877
Change in fair value of contingent consideration	—	124	16,000	41,324	32,400
Loss on extinguishment of debt	—	—	—	653	—
Other	54	(47)	341	695	829
Changes in operating assets and liabilities:
Accounts receivable	(56,019)	34,089	(35,985)	(97,509)	(51,440)
Inventories	39,783	(26,531)	(71,396)	39,667	(137,889)
Other assets	(3,422)	(8,376)	(724)	(1,353)	(9,943)
Accounts payable and accrued expenses and other liabilities	(7,564)	(18,032)	90,473	(61,738)	208,108
Deferred income taxes, net	(1,410)	1,168	76	(689)	(3,007)
Net cash provided by operating activities	20,906	36,714	48,022	104,931	153,350

Cash flows from investing activities:
Capital expenditures and deposits on equipment	(8,855)	(9,156)	(7,563)	(38,153)	(47,580)
Acquisition of business, net of cash acquired	—	—	(7,064)	—	(35,677)
Other	(71)	(54)	(1,143)	(817)	(921)
Net cash used for investing activities	(8,926)	(9,210)	(15,770)	(38,970)	(84,178)

Cash flows from financing activities:
Proceeds from debt	7,882	—	—	278,657	11,439
Proceeds from borrowing under line of credit	—	—	50,000	84,000	172,500
Proceeds from issuance of ordinary shares	291	4,389	1,766	12,140	14,923
Repayments of debt	(2,073)	—	—	(127,073)	—
Repayments of borrowings under line of credit	—	—	(50,000)	(109,000)	(147,500)
Payments to acquire ordinary shares	(40,431)	(13,905)	(212)	(57,231)	(48,513)
Distribution to noncontrolling interest	—	—	—	(3,773)	—
Other	—	—	—	(3,841)	—
Net cash provided by (used for) financing activities	(34,331)	(9,516)	1,554	73,879	2,849

Effect of changes in currency exchange rates on cash and cash equivalents	(1,910)	3,570	188	239	154
Net increase (decrease) in cash and cash equivalents	(24,261)	21,558	33,994	140,079	72,175
Cash and cash equivalents at beginning of period	387,326	365,768	188,992	222,986	150,811
Cash and cash equivalents at end of period	$363,065	$387,326	$222,986	$363,065	$222,986

Investor Contact:	PR Contact:
Suzanne Schmidt	Valerie Sassani
Investor Relations	VP of Marketing and Communications
+1-510-360-8596	+1-510-941-8921
ir@sghcorp.com	pr@sghcorp.com